KRATON PERFORMANCE POLYMERS, INC.
SECOND QUARTER 2012 EARNINGS CONFERENCE CALL

August 1, 2012

Kraton
Giving Innovators Their Edge

Forward-Looking Statement Disclaimer

Kraton

This presentation may include forward-looking statements that reflect our plans, beliefs, expectations and current views with respect to, among other things, future events and financial performance. Forward-looking statements are often characterized by the use of words such as "outlook", "believes," "estimates," "expects," "projects," "may," "intends," "plans" or "anticipates," or by discussions of strategy, plans or intentions, including statements regarding our general "outlook"; our ability to obtain raw materials at competitive prices; costs, timing and plans related to our planned joint venture with Formosa Petrochemical Corporation and the related facility; anticipated capital expenditures; anticipated sales volumes or levels of demand for our products; anticipated rates of growth, including sales growth and growth in product offerings through innovation; anticipated raw material price movement, estimated interest, research and development, selling, general and administrative and depreciation costs, estimated book tax rate and related expectations regarding customer activities. All forward-looking statements in this presentation are made based on management's current expectations and estimates, which involve known and unknown risks, uncertainties and other important factors that could cause our actual results or industry results to differ materially from historical results or those expressed in forward-looking statements. These risks and uncertainties are more fully described in our latest Annual Report on Form 10-K, as subsequently amended on March 8, 2012, including but not limited to "Part I, Item 1A. Risk Factors" and "Part I, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" therein, and in our other filings with the Securities and Exchange Commission, and include, but are not limited to, risks related to: conditions in the global economy and capital markets; our reliance on LyondellBasell Industries for the provision of significant operating and other services; the failure of our raw materials suppliers to perform their obligations under long-term supply agreements, or our inability to replace or renew these agreements when they expire; limitations in the availability of raw materials we need to produce our products in the amounts or at the prices necessary for us to effectively and profitably operate our business; competition in our end-use markets, from other producers of SBCs and from producers of products that can be substituted for our products; our ability to produce and commercialize technological innovations; our ability to protect our intellectual property, on which our business is substantially dependent; the possibility that our products infringe on the intellectual property rights of others; seasonality in our business, particularly for Paving and Roofing end uses; our substantial indebtedness, which could adversely affect our financial condition and prevent us from fulfilling our obligations under the senior secured credit agreement and the senior notes; financial and operating constraints related to our indebtedness; the inherently hazardous nature of chemical manufacturing; product liability claims and other lawsuits arising from environmental damage, personal injuries or other damage associated with chemical manufacturing or our products; political, economic and local business risks in the various countries in which we operate; health, safety and environmental laws, including laws that govern our employees' exposure to chemicals deemed harmful to humans; regulation of our company or our customers, which could affect the demand for our products or result in increased compliance costs; customs, international trade, export control, antitrust, zoning and occupancy and labor and employment laws that could require us to modify our current business practices and incur increased costs; fluctuations in currency exchange rates; our planned joint venture in Asia and whether or not it will materialize; our relationship with our employees; loss of key personnel or our inability to attract and retain new qualified personnel; the fact that we typically do not enter into long-term contracts with our customers; a decrease in the fair value of our pension assets, which could require us to materially increase future funding of the pension plan; Delaware law and some provisions of our organizational documents make a takeover of our company more difficult; our expectation that we will not pay dividends for the foreseeable future; our status as a holding company dependent on dividends from our subsidiaries; other risks, factors and uncertainties described in this press release and our other reports and documents; and other factors of which we are currently unaware or deem immaterial. Readers are cautioned not to place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date they are made, and we assume no obligation to update such information in light of new information or future events. Further information concerning issues that could materially affect financial performance related to forward-looking statements can be found in Kraton's periodic filings with the Securities and Exchange Commission.

GAAP Disclaimer

Kraton

This presentation includes the use of both GAAP (generally accepted accounting principles) and non-GAAP financial measures. The non-GAAP financial measures include EBITDA and Adjusted EBITDA. In each case the most directly comparable GAAP financial measure is net income. A table included in this earnings release reconciles these non-GAAP financial measures with the most directly comparable GAAP financial measure. We consider EBITDA and Adjusted EBITDA important supplemental measures of our performance and believe they are frequently used by investors, securities analysts and other interested parties in the evaluation of our performance and companies in our industry. Further, management uses these measures to evaluate operating performance; our executive compensation plan bases incentive compensation payments on our EBITDA performance; and our long-term debt agreements use EBITDA (with additional adjustments) to measure our compliance with certain financial covenants such as leverage and interest coverage. EBITDA and Adjusted EBITDA have limitations as analytical tools, and you should not consider them in isolation, or as a substitute for analysis of our results under GAAP in the United States. Some of these limitations include: EBITDA does not reflect our cash expenditures, or future requirements for capital expenditures or contractual commitments; EBITDA does not reflect changes in, or cash requirements for, our working capital needs; EBITDA does not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on our debt; although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA does not reflect any cash requirements for such replacements; and other companies in our industry may calculate EBITDA differently than we do, limiting its usefulness as a comparative measure. In addition, we prepare Adjusted EBITDA by adjusting EBITDA to eliminate the impact of a number of items we do not consider indicative of our ongoing performance, and you should be aware that in the future we may incur expenses similar to the adjustments in this presentation. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Because of these and other limitations, EBITDA and Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business.

Second Quarter 2012 Highlights

Kraton

($ thousands, except volume and per share data)	Q2'12	Q2'11	Change
Sales volume (kT)	77	82	(6)%
Sales revenue	$ 375,756	$ 386,428	(3)%
Net income	$ 12,407	$ 46,977	(74)%
Diluted EPS	$ 0.38	$ 1.44	$ (1.06)
Adjusted EBITDA[(1)]	$ 45,014	$ 74,199	(39)%
Net cash provided by operating activities	$ 12,662	$ 58,380	$ (45,718)

- Sales volume of 77 kilotons
- Sales revenues decreased 3% year-on-year to $376 million, including a $26 million decline from changes in foreign currency
- Working capital (excluding cash) 27% of TTM revenue
- Announced first commercial application for NEXAR™ polymer technology

(1) Adjusted EBITDA is EBITDA excluding non-cash compensation expense, the charge related to the Belpre storm, and restructuring and related charges.

End Use Review

Advanced Materials


Sales Revenue ($ Mlns)
$107
$106
$102
Q2'11
Q1'12
Q2'12


Change in Sales Revenue
Q2'12 vs. Q1'12
-3%
Q2'12 vs. Q2'11
-5%

Adhesives, Sealants & Coatings


Sales Revenue ($ Mlns)
$127
$150
$135
Q2'11
Q1'12
Q2'12


Change in Sales Revenue
Q2'12 vs. Q1'12
-10%
Q2'12 vs. Q2'11
6%

Paving & Roofing


Sales Revenue ($ Mlns)
$128
$128
$109
Q2'11
Q1'12
Q2'12


Change in Sales Revenue
Q2'12 vs. Q1'12
-15%
Q2'12 vs. Q2'11
-15%

Cariflex™


Sales Revenue ($ Mlns)
$23
$23
$30
Q2'11
Q1'12
Q2'12


Change in Sales Revenue
Q2'12 vs. Q1'12
32%
Q2'12 vs. Q2'11
28%

Innovation-led Top Line Growth

US $ in millions



11%
13%
14%
12%
13%
14%
14%
$114
$141
$158
$114
$159
$205
$204
2006
2007
2008
2009
2010
2011
TTM Q2'12
Revenue
Vitality Index

- Q2'12 TTM innovation revenue unchanged vs. Q2'11
- Select key innovations showing strong TTM revenue growth:
  - Comfort bedding up 195%
  - Electronics coatings up 136%
  - Adhesive innovations up 62%
  - Polychloroprene rubber replacement up 41%
  - Reactive SBS for printing plates up 25%
  - Wire and Cable up 15%

Q2 2012 Sales Volume and Sales Revenue

Kraton


Sales Volume
(Kilotons)
82
90
77
Q2'11
Q1'12
Q2'12


Sales Revenue
(US $ in Millions)
$386
$408
$376
Q2'11
Q1'12
Q2'12

Sales Revenue Walk

Q2 2011 to Q2 2012


$386
$(21)
$36
$(25)
$376
Q2 2011
Volume
Price
FX / Other
Q2 2012

Q1 2012 to Q2 2012


$408
$(55)
$31
$(8)
$376
Q1 2012
Volume
Price
FX / Other
Q2 2012

Q2 2012 Gross Profit and Adjusted EBITDA

Gross Profit and Gross Margin
(US $ in Millions)


28.1%
$108
18.5%
$76
19.6%
$74
Q2'11
Q1'12
Q2'12

Adjusted EBITDA and Margin[1]
(US $ in Millions)


19.2%
$74
10.5%
$43
12.0%
$45
Q2'11
Q1'12
Q2'12

- Gross profit in the second quarter 2012 includes a $14.0 million benefit associated with the difference between inventory valuation on a FIFO basis and inventory valuation on an estimated current replacement cost (ECRC) basis.
- Gross profit in the first quarter 2012 includes a $3.4 million benefit associated with the difference between FIFO and ECRC.
- Gross profit in the second quarter 2011 includes a $49.8 million benefit associated with the difference between FIFO and ECRC.

(1) Adjusted EBITDA is EBITDA excluding non-cash compensation expense, the benefit of the LBI settlement, the charge associated with the resolution of the property tax dispute in France, the charge related to the Belpre storm, and restructuring and related charges.

Q2 2012 Adjusted EBITDA Walk

US $ in millions

Q2 2011 to Q2 2012



$74
$(6)
$36
$(22)
$(36)
$-
$(1)
$45
Q2 2011
Volume
Price
COGS
ECRC vs. FIFO
SAR
FX/Other
Q2 2012

Q1 2012 to Q2 2012



$43
$(16)
$31
$(21)
$11
$(1)
$(2)
$45
Q1 2012
Volume
Price
COGS
ECRC vs. FIFO
SAR
FX/Other
Q2 2012

(1) Adjusted EBITDA is EBITDA excluding non-cash compensation expense, the benefit of the LBI settlement, the charge associated with the resolution of the property tax dispute in France, the charge related to the Belpre storm, and restructuring and related charges.

Monomer Volatility



Quarterly Difference Between Inventory Valuation at FIFO and at ECRC
$11.9
$22.3
-$2.3
-$34.3
$12.8
$13.3
$7.3
$14.7
-$1.7
$21.0
$49.8
$32.1
$3.4
$14.0
Q108
Q208
Q308
Q109
Q309
Q409
Q110
Q210
Q111
Q211
Q311
Q411
Q212



Gross Profit per Ton at Estimated Current Replacement Cost
$568
$537
$805
$976
$918
$632
$707
$781
$849
$862
$1,046
$1,005
$810
$712
$894
$907
$805
$820
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111
Q211
Q311
Q411
Q112
Q212 (1)



Gross Profit per Ton at FIFO
$626
$664
$1,054
$932
$190
$501
$865
$998
$949
$1,034
$1,034
$885
$1,068
$1,318
$1,308
$315
$842
$1,001
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111
Q211
Q311
Q411
Q112
Q212 (1)

(1) Excludes impact of Belpre storm-related and restructuring and related charges aggregating $3.8 million, which were recorded in cost of goods sold.

Q2 2012 Financial Overview

Kraton

US $ in Thousands except per share data

	Three months Ended 6/30/2012	Three months Ended 3/31/2012	Three months Ended 6/30/2011
Sales volume (kilotons)	77	90	82
Sales revenues	$ 375,756	$ 408,313	$ 386,428
Cost of goods sold	302,276	332,794	278,033
Gross profit	73,480	75,519	108,395
Operating expenses			
Research and development	7,996	7,560	6,966
Selling, general and administrative	26,313	26,463	27,912
Depreciation and amortization	15,885	15,849	15,604
Earnings (loss) of unconsolidated joint venture	163	137	(880)
Interest expense, net	7,773	6,699	5,915
Income before income taxes	15,676	19,085	51,118
Income tax expense	3,269	2,732	4,141
Net income	$ 12,407	$ 16,353	$ 46,977
Earnings per share - diluted	$ 0.38	$ 0.50	$ 1.44
Adjusted EBITDA (1)	$ 45,014	$ 42,961	$ 74,199

(1) Adjusted EBITDA is EBITDA excluding non-cash compensation expense, the benefit of the LBI settlement, the charge associated with the resolution of the property tax dispute in France, the charge related to the Belpre storm, and restructuring and related charges.

Balance Sheet

US $ in millions


Net Debt and Net Debt to Net Capitalization(1)
Net Debt
$400
$350
$300
$250
$200
$150
$100
$50
$0
50%
47%
40%
39%
42%
37%
38%
37%
32%
33%
Q1'10
Q2'10
Q3'10
Q4'10
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12
Q2'12
60%
50%
40%
30%
20%
10%
0%
Net Debt to Cap

- Cash at quarter end of $228 million.
- Net Debt to Net Capitalization ratio of 32.7% at 6/30/12.
- Net Debt to TTM Adjusted EBITDA was 1.7x at 6/30/12.

(1) Net debt is equal to total debt, less cash and cash equivalents. See reconciliation in attached appendix.

Selected 2012 P&L Estimates(1)

Kraton

Interest expense	~ $30 million
Research & development	~ $32 million
SG&A	~ $98 million
Depreciation and amortization	~ $65 million
Book tax rate	~ 16%

(1) Management's estimates. These estimates are forward-looking statements and speak only as of August 1, 2012. Management assumes no obligation to update these estimates in light of new information or future events.

KRATON PERFORMANCE POLYMERS, INC.
SECOND QUARTER 2012 EARNINGS CONFERENCE CALL

August 1, 2012

Kraton
Giving Innovators Their Edge

APPENDIX

August 1, 2012

Kraton
Giving Innovators Their Edge

Reconciliation of Net Income to EBITDA and Adjusted EBITDA

US $ in Thousands

	Three months Ended 6/30/2012		Three months Ended 3/31/2012		Three months Ended 6/30/2011	
Net income	$	12,407	$	16,353	$	46,977
Add(deduct):						
Interest expense, net		7,773		6,699		5,915
Income tax expense		3,269		2,732		4,141
Depreciation and amortization expenses		15,885		15,849		15,604
EBITDA (1)	$	39,334	$	41,633	$	72,637
EBITDA (1)	$	39,334	$	41,633	$	72,637
Add(deduct):						
LBI settlement (2)		0		(6,819)		0
Property tax dispute - France (3)		0		6,211		0
Storm related charges (4)		2,817		0		0
Restructuring and related charges (5)		1,006		56		(93)
Non-cash compensation expense		1,857		1,880		1,655
Adjusted EBITDA	$	45,014	$	42,961	$	74,199

(1) The EBITDA measure is used by management to evaluate operating performance. Management believes that EBITDA is useful to investors because it is frequently used by investors and other interested parties in the evaluation of companies in our industry. EBITDA is not a recognized term under GAAP and does not purport to be an alternative to net income (loss) as an indicator of operating performance or to cash flows from operating activities as a measure of liquidity. Since not all companies use identical calculations, this presentation of EBITDA may not be comparable to other similarly titled measures of other companies. Additionally, EBITDA is not intended to be a measure of free cash flow for management's discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements.

(2) Reflects the benefit of the LBI settlement, which is recorded in cost of goods sold.

(3) Reflects the charge associated with resolution of the property tax dispute in France, of which $5,646 is recorded in cost of goods sold and $565 is recorded in selling, general and administrative expenses.

(4) Reflects the storm related charge which is recorded in cost of goods sold.

(5) Restructuring and related charges includes charges related to severance expenses, fees associated with the public offering of our senior notes, secondary public offering of our common stock, consulting fees, and charges associated with evaluating acquisition transactions.

Reconciliation of Net Debt and Net Debt to Net Capitalization

($ MM)	Q1'10	Q2'10	Q3'10	Q4'10	Q1'11	Q2'11	Q3'11	Q4'11	Q1'12	Q2'12
Cash	12	39	78	93	36	67	46	89	233	228
Less: Total Debt	384	384	383	383	400	396	394	393	492	490
Net Debt	372	345	305	290	364	329	348	304	259	262
Stockholders Equity	377	388	454	452	499	556	571	518	546	539
Add: Net Debt	372	345	305	290	364	329	348	304	259	262
Net Capitalization	749	733	759	742	863	885	919	822	805	801
Net Debt to Net Capitalization	50%	47%	40%	39%	42%	37%	38%	37%	32%	33%

KRATON PERFORMANCE POLYMERS, INC.
SECOND QUARTER 2012 EARNINGS CONFERENCE CALL

August 1, 2012

Kraton
Giving Innovators Their Edge